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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                       ----------------------------------

                                    FORM 8-A

                       ----------------------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                             HOMESTEAD BANCORP, INC.
--------------------------------------------------------------------------------
    (Exact name of registrant as specified in its articles of incorporation)


             Louisiana                                    72-1416514
--------------------------------            ------------------------------------
    (State of incorporation or              (I.R.S. Employer Identification No.)
          organization)



     195 North Sixth Street
     Ponchatoula, Louisiana                                 70454
--------------------------------             -----------------------------------
(Address of principal executive                           (Zip Code)
           offices)

If this form relates to the                   If this form relates to the
registration of a class of                    registration of a class of
securities pursuant to Section                securities pursuant to Section
12(b) of the Exchange Act and                 12(g) of the Exchange Act and
is effective pursuant to                      is effective pursuant to
General Instruction A.(c),                    General Instruction A.(d),
please check the following                    please check the following
box. / /                                      box. /X/


Securities Act registration statement file number to which this form relates:
333-49277
                                 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None

        Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
                     --------------------------------------
                                (Title of class)


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Item 1.  Description of Registrant's Securities to be Registered

              See "Description of Capital Stock of the Company" in the Prospectus included in Homestead Bancorp, Inc.'s Registration Statement on Form SB-2 (File No. 333-49277), which is hereby incorporated by reference.

Item 2.  Exhibits

         *2.1     Plan of Conversion and Agreement and Plan of Reorganization
         *3.1     Articles of Incorporation of Homestead Bancorp, Inc.
         *3.2     Bylaws of Homestead Bancorp, Inc.
         *4.1     Form of stock certificate of Homestead Bancorp, Inc.

         *Previously filed with the Securities and Exchange Commission as exhibits to Homestead Bancorp, Inc.'s Registration Statement on Form SB-2 (File No. 333-49277). Such exhibits are incorporated herein by reference.

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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                               HOMESTEAD BANCORP, INC.



Date:  June 19, 1998           By:   /s/ Lawrence C. Caldwell, Jr.
                                     -----------------------------
                                     Lawrence C. Caldwell, Jr., President
                                     and Chief Executive Officer



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